PIMCO StocksPLUS® Short Fund
Summary Prospectus
July 31, 2023
Share Class:	Inst	I-2	I-3	A	C
Ticker:	PSTIX	PSPLX	PSNNX	PSSAX	PSSCX
Before you invest, you may want to review the Fund’s prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders (once available) and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@dstsystems.com. The Fund’s prospectus and Statement of Additional Information, both dated July 31, 2023, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund seeks total return through the implementation of short investment positions on the S&P 500 Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 83 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.64%	0.74%	0.84%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	0.72%	0.82%	0.92%	1.12%	1.87%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%	0.82%	0.87%	1.12%	1.87%
1
“Other Expenses” include interest expense of 0.08%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating
Expenses After Fee Waiver and/or Expense Reimbursement are 0.64%, 0.74%, 0.79%, 1.04% and 1.79% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2024, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$74	$230	$401	$894
I-2	$84	$262	$455	$1,014
I-3	$89	$288	$504	$1,127
Class A	$485	$718	$969	$1,687
Class C	$290	$588	$1,011	$2,190
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$485	$718	$969	$1,687
Class C	$190	$588	$1,011	$2,190
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in short positions with respect to the S&P 500 Index (the “Index”) or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the

PIMCO Funds | Summary Prospectus

PIMCO StocksPLUS® Short Fund

equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will generally benefit when the price of the Index is declining. When the Index is rising or flat, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund’s net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long equity positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, PIMCO active management, Fund fees and expenses and other factors discussed below.
The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest, without limitation, in such instruments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund’s exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund’s net asset value during a market in which prices of securities are rising or expected to rise.
Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 20% limitation, the Fund may invest in mortgage-related securities rated below B). In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund will normally limit its exposure (from non- U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. The Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.
Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods.
Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, even if the value of the Index is flat or declining (which could be beneficial to the Fund’s short strategy), this could be offset by declining values of Fixed Income Instruments held by the Fund. Conversely, it is possible that rising fixed income securities prices could be offset by a flat or rising Index (which could lead to losses in a short strategy). In either scenario the Fund may experience losses. In a market where the value of the Index is rising and the Fund’s Fixed Income Instrument holdings are declining, the Fund may experience substantial losses. The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the risks and potential consequences of seeking inverse investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:
Interest Rate Risk: the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

2   Summary Prospectus | PIMCO Funds

Summary Prospectus

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Inverse Correlation and Compounding Risk: the risk that the Fund’s performance may vary substantially from the inverse performance of the Index for a number of reasons, including the effects of compounding on the performance of the Fund’s derivatives short positions for periods greater than one day, the results of PIMCO’s active management of the Fund (including income and gains or losses from Fixed Income Instruments and variations in the Fund’s level of short exposure) and that derivatives positions in general may not correlate exactly with an index
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile

July 31, 2023 | SUMMARY PROSPECTUS  3

PIMCO StocksPLUS® Short Fund

than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk: the risk related to the anticipated discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The Fund measures its performance against a primary benchmark and a secondary benchmark. The Fund’s primary benchmark is the S&P 500 Index. The Fund’s performance may vary inversely with the value of the S&P 500 Index on a daily basis, subject to certain limitations. The Fund’s secondary benchmark is the Inverse of S&P 500 Index. The Fund believes that the secondary benchmark reflects the Fund’s investment strategy more accurately than the S&P 500 Index. It may be reasonable to expect significant differences between the Fund’s performance and that of the secondary benchmark, as well as potentially significant differences between the Fund’s primary and secondary benchmarks due to compounding and other considerations.
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a primary and a secondary broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares.
For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by I-3 shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Fund’s performance may vary inversely with the value of the index on a daily basis, subject to certain limitations. The Inverse of the S&P 500 Index is the negative equivalent of the return of the S&P 500 Index. The Lipper Dedicated Short- Bias Fund Average is a total return performance average of funds tracked by Lipper, Inc. that employ portfolio strategies consistently creating a “net short” exposure to the market. This classification also includes short-only funds, i.e., funds that pursue short sales of stock or stock index options.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	June 30, 2022	15.87%
Worst Quarter	June 30, 2020	-16.01%
Year-to-Date	June 30, 2023	-11.08%

4  Summary Prospectus | PIMCO Funds

Summary Prospectus

Average Annual Total Returns (for periods ended 12/31/22)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	17.39%	-9.45%	-11.17%
Institutional Class Return After Taxes on Distributions(1)	16.84%	-10.08%	-11.83%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	10.29%	-7.01%	-7.33%
I-2 Return Before Taxes	17.39%	-9.57%	-11.28%
I-3 Return Before Taxes	17.39%	-9.60%	-11.31%
Class A Return Before Taxes	12.51%	-10.52%	-11.88%
Class C Return Before Taxes	15.17%	-10.49%	-12.19%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Inverse of S&P 500 Index (reflects no deductions for fees, expenses or taxes)	16.02%	-11.80%	-13.19%
Lipper Dedicated Short-Bias Fund Average (reflects no deductions for taxes)	14.93%	-23.12%	-23.43%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Marc Seidner, Bryan Tsu and Jing Yang. Mr. Seidner is CIO Non-traditional Strategies and a Managing Director of PIMCO. Mr. Tsu and Ms. Yang are Managing Directors of PIMCO. Mr. Seidner has jointly and primarily managed the Fund since February 2021, and Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018.
Purchase and Sale of Fund Shares
Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
Institutional Class, I-2 and I-3
The minimum initial investment for Institutional Class, I-2 and I-3 shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.
You may sell (redeem) all or part of your Institutional Class, I-2 and I-3 shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:
◾
Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o SS&C Global Investor and Distribution Solutions, Inc.
430 W 7th Street, STE 219024, Kansas City, MO 64105-1407
◾
Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you
◾
Sending a fax to our Shareholder Services department at 816.421.2861
◾
Sending an e-mail to piprocess@dstsystems.com
Class A and Class C
The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o SS&C Global Investor and Distribution Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Firms
If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s website for more information.

July 31, 2023 | SUMMARY PROSPECTUS  5

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